UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2020

FRANCESCA’S HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

001-35239	Delaware	20-8874704
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

8760 Clay Road, Houston, Texas		77080
(Address of Principal Executive Offices)		(Zip Code)

(713) 864-1358

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FRAN	The Nasdaq Stock Market LLC
Purchase Rights of Series A Junior Participating Preferred Stock, par value $0.01 per share	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On July 28, 2020, Francesca’s Holdings Corporation (the “Company”) issued a press release announcing its consolidated financial results for the fiscal first quarter ended May 2, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders (the “Annual Meeting”) of the Company was held on July 27, 2020.

(b) At the Annual Meeting, the Company’s stockholders (i) elected two nominees, Mr. Philip F. Bleser and Mr. Martyn Redgrave, to the Board of Directors of the Company to serve as Class III directors until the Company’s 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2021, (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers, and (iv) did not ratify the adoption of the Company’s Stockholder Rights Plan.

Set forth below are the final voting tallies for the Annual Meeting:

Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Philip F. Bleser	824,526	13,985	1,467,881
Martyn Redgrave	823,492	15,019	1,467,881

Auditor Ratification

For	Against	Abstain
2,187,921	113,066	5,405

Advisory Approval of Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
800,980	30,420	7,111	1,467,881

Ratification of Stockholder Rights Plan

For	Against	Abstain	Broker Non-Votes
289,813	545,863	2,835	1,467,881

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release issued by Francesca’s Holdings Corporation on July 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: July 28, 2020	By:	/s/ Cindy Thomassee
Cindy Thomassee
Executive Vice President and Chief Financial Officer